SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 20, 1996
                                (Date of Report)


                                February 14, 1996
                        (Date of Earliest Event Reported)



                              UNIVERSAL CORPORATION
             (Exact name of registrant as specified in its charter)



              Virginia                                 1-652                               54-0414210
   (State or other jurisdiction of            (Commission File Number)                  (I.R.S. Employer
           incorporation)                                                              Identification No.)



     1501 North Hamilton Street                                                           (804) 359-9311
       Richmond, Virginia 23230                                                   (Registrant's telephone number,
(Address of principal executive offices)                                                including area code)





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Item 5.      Other Events

      On February 14, 1996, Universal Corporation entered into an Underwriting Agreement and a Terms Agreement with Dillon, Read & Co. Inc. and Wheat, First Securities, Inc. for the public offering of $100,000,000 aggregate principal amount of its 6 1/2% Notes Due February 15, 2006 (the "6 1/2% Notes"). On February 20, 1996, the 6 1/2% Notes were issued pursuant to an Indenture dated as of February 1, 1991 between Universal Corporation and Chemical Bank, as Trustee, and an Officers' Certificate dated as of February 20, 1996.


Item 7.      Financial Statements and Exhibits

      (c)    Exhibits filed pursuant to Item 601 of Regulation S-K:

             (1)(a)        Underwriting  Agreement  dated  February 14,
                           1996 among Universal Corporation, Dillon, Read & Co. Inc. and Wheat, First Securities, Inc.

             (1)(b) Terms Agreement dated February 14, 1996 among Universal Corporation, Dillon, Read & Co. Inc. and Wheat, First Securities, Inc.

             (4)(a)        Form of 6 1/2% Note Due February 15, 2006.

             (4)(b) Officers' Certificate dated February 20, 1996 related to the Company's 6 1/2% Notes Due February 15, 2006.



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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UNIVERSAL CORPORATION



Date:  February 20, 1996                     By: /s/ William J. Coronado
                                               -------------------------
                                                  William J. Coronado
                                                  Controller




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